Exhibit 10.6-b










                                    AMENDMENT

                           Dated as of March 29, 2002

                                       to



                           ENERGY MANAGEMENT AGREEMENT

                                     between

                     LONG ISLAND LIGHTING COMPANY d/b/a LIPA

                                       and

                       KEYSPAN ENERGY TRADING SERVICES LLC

                                   Dated as of

                                  June 26, 1997

     This AMENDMENT (the "Amendment") is made and entered into as of March 29, 2002, by and between LONG ISLAND LIGHTING COMPANY d/b/a LIPA, a New York corporation ("LIPA"), as assignee of Long Island Power Authority, and KEYSPAN ENERGY TRADING SERVICES LLC, a New York limited liability company formerly known as MarketSpan Trading Services LLC (the "Energy Manager"), as assignee of the Long Island Lighting Company, to the Energy Management Agreement, by and between LIPA and the Energy Manager, dated as of June 26, 1997 (the "EMA").

                                    RECITALS

     WHEREAS, LIPA and the Energy Manager have determined to amend the EMA to assure LIPA the benefit of additional synergy savings associated with the establishment of KeySpan Corporation ("KeySpan") as herein provided;

     WHEREAS, LIPA and KeySpan are contemporaneously entering into certain amendments to the Generation Purchase Right Agreement, entered into between them dated as of June 26, 1997; and

     WHEREAS, LIPA and KeySpan Electric Services LLC are contemporaneously entering into certain amendments to the Management Services Agreement, entered into between them as of June 26, 1997.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     Section 1.1. Definitions. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the EMA.


                                    ARTICLE 2

                                AMENDMENTS TO EMA

     Section 2.1. Amendment to Attachment B of Exhibit A to the May 27, 1998 Letter Agreement supplementing the EMA. Attachment B to Exhibit A to the letter agreement dated May 27, 1998 between LIPA and the Energy Manager evidencing agreement as to certain matters under the EMA is amended to read as follows:



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

                    Synergy  savings shall be equal to monthly amounts set forth in the table below for the applicable contract months. Contract month shall mean the number of the month from 1 to 120, in consecutive order starting with the month in which the closing date occurs.

                    Pursuant to the EMA fuel procurement function, the following fuel synergies will be provided through fuel purchases.

                         Period                              Monthly Amount
                         ------                              --------------
                                                                ($000's)

                         1-12                                   333.3
                         13-24                                  275.0
                         25-36                                  250.0
                         37-48                                  233.3
                         49-60                                  216.7
                         61-72                                  166.7
                         73-84                                  150.0
                         85-96                                  141.7
                         97-108                                 141.7
                         109-120                                141.7


                                    ARTICLE 3

                                  MISCELLANEOUS

     Section 3.1. Effective Date. This Amendment shall be effective on the date on which all approvals, consents or orders (collectively, the "Approvals") listed on the schedule referred to in Section 3.2 of this Amendment and the schedule referred to in Section 3.2 of the Amendment dated as of March 29, 2002 (the "MSA Amendment") to the Management Services Agreement, dated as of June 26, 1997, by and between KeySpan Electric Services LLC and LIPA, have been obtained and are in full force and effect. Upon receipt of all the Approvals, LIPA shall evidence such receipt by delivery of a notice to the Energy Manager that all Approvals have been obtained, together with a copy of such Approvals.

     Section 3.2. Affirmation of Representations. Except as set forth on the schedule attached hereto, all representations and warranties of the Energy Manager set forth in Section 13.11.1 of the EMA are true and correct as of the date hereof. Except as set forth on the schedule attached hereto, all representations and warranties of LIPA set forth in Section 13.11.2 of the EMA are true and correct as of the date hereof.


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     Section  3.3.  Termination  of  this  Amendment.   This  Amendment  may  be
terminated by either party at any time if a final and non-appealable order, ruling or injunction of any court of competent jurisdiction shall have been issued and the effect of such order, ruling or injunction is to render (i) this Amendment or the MSA Amendment invalid or unenforceable by such party, or (ii) the approval by the Long Island Power Authority of the Amendment dated as of March 29, 2002 (the "GPRA Amendment") to the Generation Purchase Right Agreement, dated as of June 26, 1997, by and between KeySpan and LIPA, invalid and thereby causing the GPRA Amendment to be invalid and unenforceable by LIPA. Such termination shall be effective immediately upon the giving of a notice of such termination to the other party. This Amendment may not be terminated by either party if a final and non-appealable order, ruling or injunction of any court of a competent jurisdiction shall have been issued and the effect of such order, ruling or injunction is to render the approval of the GPRA Amendment invalid for reason that the Long Island Power Authority did not seek requisite governmental approvals.

     Section 3.4. Miscellaneous. Except as amended hereby, the EMA shall remain in full force and effect. This Amendment shall be governed, including, without limitation, as to validity, interpretation and effect, by the Laws of the State of New York. This Amendment may be executed in two or more counterparts which together shall constitute a single agreement.



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                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers or representatives as of the date first above written.

                                LONG ISLAND LIGHTING COMPANY
                                d/b/a LIPA


                                By /s/
                                   ------------------------
                                Name: Richard M. Kessel
                                Title:Chairman and Chief Executive
                                      Officer



                                KEYSPAN ENERGY TRADING SERVICES LLC


                                By /s/
                                   -------------------------
                                Name: Richard A. Rapp, Jr.
                                Title:Vice President and Secretary









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               Schedule of Energy Manager pursuant to Section 3.2














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                    Schedule of LIPA pursuant to Section 3.2

     None of the representations and warranties in Section 13.11.2 of the EMA are true and correct as of the date hereof, but all of such representations and warranties will be true and correct on the date on which all of the Approvals listed below have been obtained.

     The obligations of LIPA hereunder are subject to the receipt of the following Approvals:

     1. Approval of the Public  Authorities  Control Board required  pursuant to
Section 51 and subsection (aa) of Section 1020-f of the Public Authorities Law; and

     2. Approval of the Comptroller of the State of New York required pursuant to Section 1020-cc of the Public Authorities Law.















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